                                 EXHIBIT 10.58

                       SEATTLE FILMWORKS, INC. (PRIVATE)

                       1993 EMPLOYEE STOCK PURCHASE PLAN

                             AMENDED AND RESTATED
                              AS OF MAY 31, 1995


       1.   Purpose of the Plan.  This 1993 Employee Stock Purchase Plan (the
            -------------------
  "Plan") is intended to encourage stock ownership by all eligible employees of Seattle FilmWorks, Inc., a Washington corporation (the "Company"), and participating subsidiaries so that they may share in the fortunes of the Company by acquiring or increasing their proprietary interest in the Company. It is intended that the Plan shall constitute an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the provisions of the Plan shall be construed to ensure that participation is consistent with the requirements of the Code.

       2.   Definitions
            -----------

            2.1 "Account" shall mean an account to which amounts deducted from a participant's paycheck for the purpose of purchasing stock under the Plan are credited. Amounts credited to an employee's account shall remain the property of the respective participant at all times but may be commingled with Company funds and used, in the interim, for any proper corporate purpose.

            2.2 "Common Stock" shall mean shares of common stock of the Company, $.01 par value.

            2.3 "Compensation" shall mean all earnings required to be reported on an employee's Form W-2 plus any amounts not included on Form W-2 by reason of deferral into a tax-qualified employee benefit plan of the Company (such as 401(k) or cafeteria plan salary deferrals) but excluding income associated with the exercise of any stock options of the Company.

            2.4 "Enrollment Date" shall mean the first day of each Offering Period. A different date may be set by resolution of the Plan Administrator.

            2.5 "Exercise Date" shall mean the last Trading Date of each Offering Period.

            2.6 "Fair Market Value" shall mean the value of the Company's common stock (the "Common Stock"), as of any date, determined as follows:

                  (a) If the Common Stock is listed on the National Market System ("NMS") of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value shall be the closing sales price (or the average of the closing bid and asked prices, if no sales were reported) on the date of determination, as reported in The Wall

  Street Journal or such other source as the Plan Administrator deems reliable;

                  (b) If the Common Stock is quoted on the NASDAQ System (but not on the NMS) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value shall be the average of the closing bid and asked prices, as reported in The Wall Street Journal or such other source as the Plan Administrator deems reliable; or

                  (c) By any other reasonable method as the Plan Administrator may determine.

            2.7 "Offering Period" shall mean the six (6) month periods commencing on October 1 and April 1 of each year. The Board shall have the power to change the duration of any Offering Period (including the commencement date thereof) without shareholder approval if such change is announced at least twenty (20) days before the Enrollment Date of the Offering Period to be affected.

            2.8 "Participating Subsidiary" shall mean any subsidiary of the Company which is designated by the Board to participate in the Plan. The Board shall have the power to make such designation before or after the Plan is approved by the shareholders.

            2.9 "Plan Administrator" shall mean the Board of Directors of the Company or a committee designated by the Board to administer the Plan pursuant to Section 19 of the Plan.

            2.10 "Purchase Price" shall mean an amount equal to eighty-five percent (85%) of the Fair Market Value of the Common Stock on the Enrollment Date (or, if the Enrollment Date is not a Trading Day, the first Trading Day thereafter) or the Exercise Date, whichever is lower.

            2.11 "Trading Day" shall mean a day on which NASDAQ (or such national stock exchange as the Company's Common Stock may be listed for trading) is open for trading.

       3.  Eligible Employee.  Subject to any express limitations contained
           -----------------
  herein or otherwise imposed by law, any individual who has been a full or part-time regular employee of the Company for purposes of tax withholding under the Code for at least ninety (90) consecutive days, and whose customary employment with the Company or any Participating Subsidiary is not less than twenty (20) hours per week is eligible to receive options under the Plan, provided, however, that no person shall be granted an option under the Plan
  --------  -------
  if, immediately after the grant, such person would own shares and/or options to purchase shares (including all shares which may be attributed to such person under the rules of Code Section 424(d)) representing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or of its parent or subsidiary corporations. For purposes of the Plan, an employee on sick leave or other leave of absence approved by the

  Company shall retain eligibility for the Plan for a period of ninety (90) days, or such longer period as may be guaranteed by statute or contract.

       4.   Offering Periods.  Until the Plan is terminated pursuant to Section
            ----------------
  20 of the Plan, options shall be offered under the Plan during each Offering Period.

       5.   Participation.
            -------------

            5.1 An eligible employee may participate in an Offering Period under the Plan by completing, signing, and filing a Subscription Agreement in the form of Exhibit A to the Plan at least fifteen (15) business days prior to
              ---------
  the applicable Enrollment Date, unless a longer or shorter period is prescribed by the Plan Administrator.

            5.2 Payroll deductions for a participant shall commence on the Enrollment Date and shall end on the termination date of such Offering Period unless earlier terminated by the participant as provided in Section 14 of the Plan or unless automatically transferred to a new Offering Period pursuant to
  Section 15 of the Plan.

            5.3 Participation in one offering under the Plan shall neither limit, nor require, participation in any other offering; provided, however,
                                                           --------  -------
  that unless participants submit a Withdrawal Notice as provided in Section 14 of the Plan prior to the end of the Offering Period in which they are participating, such participants shall be automatically re-enrolled in the next succeeding Offering Period.

       6.   Payroll Deductions.
            ------------------

            6.1 At the time a participant files his or her Subscription Agreement, he or she shall elect to have deductions made from his or her pay on each payday during the Offering Period at a rate of between one percent (1%) and ten percent (10%) of his or her Compensation (in whole percentages only).

            6.2 All payroll deductions made for a participant shall be credited to his or her Account. A participant may not make any separate cash payment into such Account nor may payment for shares be made other than by payroll deduction.

            6.3 A participant may decrease, but not increase, the rate of his or her payroll deductions at any time during an Offering Period by submitting to the Company a revised Subscription Agreement indicating the desired rate at least five (5) business days before the beginning of the applicable pay period. A participant may only increase his or her deduction rate for the next succeeding Offering Period, by delivering a revised Subscription Agreement to the Company at least fifteen (15) business days prior to the beginning of such Offering Period. The Plan Administrator may limit the number of rate changes during any Offering Period.

            6.4 Notwithstanding the foregoing, a participant's payroll deductions may be reduced during any Offering Period to the extent necessary to comply with Code Section 423(b)(8) and Section 7 of the Plan. Payroll deductions shall resume at the beginning of the first Offering Period scheduled to end in the following calendar year at the rate indicated in such participant's Subscription Agreement, unless terminated or modified by the participant as provided above.

       7.   Granting of Option.
            ------------------

            7.1 On the Enrollment Date of each Offering Period, the Company shall grant to each participant an option to purchase, on each Exercise Date during the applicable Offering Period, that number of full shares of Common Stock equal to the amount in the participant's Account as of the Exercise Date divided by the applicable Purchase Price, provided, however, that such
                                            --------  -------
  participant remains eligible to participate in the Plan at all times during the Offering Period up to and including the applicable Exercise Date; and provided, further, that no participant shall be granted an option to purchase
  --------  -------
  during any single Offering Period more than that number of shares determined by dividing twelve thousand five hundred dollars ($12,500) by the Fair Market Value of one share of Common Stock on the Enrollment Date.

            7.2 Notwithstanding the foregoing, no participant shall be granted an option which permits his or her rights to purchase Common Stock under the Plan and any similar employee stock purchase plans of the Company or any parent or subsidiary corporation to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of Fair Market Value of such stock (determined at the time such option is granted) for each calendar year during which any such option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Code Section 423(b)(8), and it does not limit the amount of stock which an employee may purchase pursuant to any plan other than an employee stock purchase plan under Code Section 423.

            7.3 If the total number of shares for which options are to be granted on any date in accordance with Paragraph 7.1 exceeds the number of shares then available under the Plan as provided in Section 17 of the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available in as nearly a uniform manner as shall be practical and as the Plan Administrator shall determine to be equitable.

       8.   Exercise of Option.
            ------------------

            8.1 The option of each eligible participant on an applicable Exercise Date shall be exercised on such Exercise Date, and the maximum number of full shares subject to such option shall be purchased for such participant with the accumulated payroll deductions in his or her Account (subject to the maximum number of shares allowable under Section 7 of the Plan). No fractional shares will be purchased, and any accumulated funds not sufficient to purchase a full share shall remain in the participant's Account for the subsequent Offering Period, subject to withdrawal by the participant pursuant to Section 14 of the Plan.

            8.2 Participants who are subject to the reporting requirements and "short-swing" liability provisions of Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and rules thereunder (generally including officers, directors and holders of more than ten percent (10%) of any class of equity security of the Company) must hold stock acquired pursuant to the Plan for at least six (6) months from the date of acquisition, provided, however, that no such holding period is required if the participant
  --------  -------
  has submitted to the Company an Irrevocable Waiver in the form of Exhibit B to
                                                                    ---------
  the Plan, waiving his or her rights to withdraw from the Plan or change the rate of his or her payroll deductions under the Plan for a period of at least six (6) months prior to the purchase of such shares under the Plan.

       9.   Tax Withholding.  The Company shall not be obligated to issue,
            ---------------
  transfer or deliver a certificate of Common Stock to any participant, or to his personal representative, until adequate provision has been made by the participant for satisfaction of any federal, state or local tax withholding obligations associated with such exercise. The Company may, but is not obligated to, withhold from the participant's Compensation any amount necessary for the Company to meet such withholding obligations, including any withholding required to qualify the Company for any tax deductions or benefits attributable to the sale or early disposition of the stock by the participant.

       10.  Stock Certificates and Stock Accounts.  No certificates for stock
            -------------------------------------
  issued to participants will be delivered to participants unless the Company receives a written request for a stock certificate from a participant, at which time, a stock certificate shall be delivered to such participant as soon as practicable. Until a request for a certificate has been made, stock issued to each participant shall be maintained in an account in each participant's name with the Company's transfer agent and statements showing the amount of stock in each participant's account shall be delivered by the transfer agent as soon as practicable after the Exercise Date. Shares to be issued to a participant under the Plan will be registered in the name of the participant, or, if the participant so directs, by written notice to the Company prior to the termination date of the pertinent offering, in the names of the participant and his or her spouse, as joint tenants with right of survivorship or as community property, to the extent and in the manner permitted by applicable law.

       11.  Participant's Rights as a Shareholder.  No participant shall have
            -------------------------------------
  any right as a shareholder with respect to any shares under the Plan until the shares have been purchased in accordance with Section 8 of the Plan.

       12.  Rights Not Transferable.  No participant shall be permitted to sell,
            -----------------------
  assign, transfer, pledge, or otherwise dispose of or encumber either the payroll deductions credited to his or her account or any rights with regard to the exercise of an option or to receive shares under the Plan other than by will or by the laws of descent and distribution. Further, such right and interest shall not be liable for, or subject to, the debts, contracts, or liabilities of the participant. If any such action is taken by the participant, or any claim is asserted by any other party in respect of such right and interest whether by garnishment, levy, attachment or otherwise, such action or claim will be treated as an election to withdraw funds in accordance with Section 14 of the Plan.

       13.  Interest.  No interest will be paid or allowed on any money in the
            --------
  Accounts of participants.

       14.  Withdrawal.
            ----------

            14.1 A participant may withdraw from the Plan, in whole but not in part, at any time prior to the last business day of each Offering Period by delivering a Withdrawal Notice in the form of Exhibit C to this Plan to the
                                                ---------
  Company, in which event the Company will refund the entire balance of his or her Account as soon as practicable thereafter.

            14.2 A participant who has withdrawn may re-enter the Plan by filing a new Subscription Agreement in accordance with Section 5 of the Plan; provided, however, that participants may not re-enter the Plan prior to the
  --------  -------
  beginning of the next Offering Period; and provided, further, that
                                             --------  -------
  participants subject to Section 16 of the Exchange Act who withdraw from the Plan may not begin making contributions under the Plan again for at least six
  (6) months after such withdrawal, unless such participants have executed and
                                    ------
  delivered the Irrevocable Waiver described in Section 8.2 of the Plan.

            14.3 A participant may elect to discontinue his or her payroll deductions during the course of a particular Offering Period, at any time prior to the last business day preceding the final payday during such Offering Period by delivering to the Company a revised Subscription Agreement indicating a deduction rate of zero percent (0%). Such election shall not constitute a withdrawal for the purposes of this Section 14 of the Plan, and the participant shall remain a participant in such offering and shall be entitled to purchase from the Company such number of full shares of Common Stock as set forth in and in accordance with Section 8 of the Plan; provided,
                                                                      --------
  however, that participants subject to Section 16 of the Exchange Act who cease
  -------
  making contributions under the Plan may not begin making contributions under the Plan again for at least six (6) months after such cessation, unless such participants have executed and delivered the Irrevocable Waiver described in
  Section 8.2 of the Plan.

       15.  Automatic Transfer to Low Offering Period.  To the extent permitted
            -----------------------------------------
  by Rule 16b-3 under the Exchange Act ("Rule 16b-3"), if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be withdrawn immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period.

       16.  Termination of Participant's Rights.  A participant's rights under
            -----------------------------------
  the Plan shall terminate when he or she ceases to be a participant because of resignation, retirement, lay-off, discharge, or change of status. The Company shall treat the date a participant's employment ceases as a withdrawal date, and all payroll deductions not used will be refunded. If a participant's employment shall be terminated by reason of death or disability prior to the end of an Offering Period in which he or she is participating, he or she (his or her designated beneficiary, in the event of his or her death, or if none, his or her legal representative) shall have the right, within ninety (90) days thereafter, to elect to have the balance in his or her account either paid to him or her in cash or applied at the end of such Offering Period toward the purchase of Common Stock.

       17.  Stock Subject to the Plan.  Subject to changes in the Company's
            -------------------------
  capitalization as provided in Section 18 of the Plan, the maximum number of shares which may be issued pursuant to the Plan in the aggregate shall be seventy-five thousand (75,000). The stock subject to the options shall be shares of the Company's authorized but unissued Common Stock or shares of Common Stock reacquired by the Company, including shares purchased in the open market.

       18.  Changes in Capital Structure.  Except as expressly provided herein,
            ----------------------------
  no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect the number or price of shares of Common Stock subject to the Plan.

            18.1 If the outstanding shares of Common Stock of the Company are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividend payable in shares, appropriate adjustment shall be made by the Plan Administrator in the number and kind of shares as to which an option granted under this Plan shall be exercisable, to the end that the participant's proportionate interest shall be maintained as before the occurrence of such event. Any such adjustment made by the Plan Administrator shall be conclusive.

            18.2 If the Company is not the survivor or resulting corporation in any reorganization, merger, consolidation or recapitalization, each outstanding option shall be assumed by the surviving or resulting corporation and shall continue in full force and effect, and each option shall apply to the same number and class of securities of the surviving corporation as a holder of the number of shares of Common Stock subject to the option would be entitled to under the terms of the reorganization, merger, consolidation or capitalization.

       19.  Administration of the Plan.  The Plan shall be administered by the
            --------------------------
  Board of Directors of the Corporation (the "Board") or by a committee designated by the Board composed of one or more members of the Board and such other persons as the Board shall designate. Any such committee shall have the powers and authority vested in the Board hereunder as the Board shall designate. The members of any such committee shall serve at the pleasure of the Board. A majority of the members of the committee shall constitute a quorum, and all actions of such committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members of such committee and any action so taken shall be fully as effective as if it had been taken at a meeting. The Board, or any committee thereof appointed to administer the Plan, is referred to herein as the "Plan Administrator."

       Subject to the provisions of the Plan or any limitations imposed on it by the Board, the Plan Administrator shall have sole authority, in its absolute discretion, (a) to construe and interpret the Plan; (b) to define the terms used herein; (c) to prescribe, amend, and rescind rules and regulations relating to the Plan; (d) to determine all of the other terms and conditions of Options granted under the Plan; and (e) to make all other determinations necessary or advisable for the administration of the Plan and do everything necessary or appropriate to administer the Plan. All decisions, determinations, and interpretations made by the Plan Administrator shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs, and beneficiaries.

       20.  Termination and Amendments to Plan.  The Board or the Plan
            ----------------------------------
  Administrator may terminate the Plan at any time. If not terminated by act of the Board or the Plan Administrator, the Plan will terminate on the earlier of
  (a) the date on which all or substantially all of the unissued shares of Common Stock reserved for the purpose of the Plan have been purchased, or (b) ten (10) years from the date the Plan is adopted by the Board of Directors. Upon such termination or any other termination of the Plan, all payroll deductions not used to purchase stock will be refunded.

       The Plan Administrator may amend the Plan from time to time in any respect; provided, however, that any amendment for which shareholder approval
           --------  -------
  is required by Rule 16b-3 or under Code Section 423 (or any successor rule or provision or any other applicable law or regulation), shall be subject to approval of the shareholders.

       21.  Conditions Upon Issuance of Shares.  Shares shall not be issued with
            ----------------------------------
  respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Exchange Act, the Securities Act of 1993, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which Company stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

       As a condition to the exercise of an option, the Company may require a participant to represent and warrant at the time of exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the option of counsel for the Company, such a representation is required by any applicable law.

       22.  Reports.  Statements of individual accounts, setting forth the
            -------
  amounts of payroll deductions, the number of shares purchased and the Purchase Price will be delivered to participants at least annually.

       23.  Approval of Shareholders.  This Plan is being implemented by action
            ------------------------
  of the Board of Directors with the understanding that approval of the Plan by the shareholders of the Company will be sought. Options granted hereunder prior to the date of the first meeting of the shareholders of the Company duly convened following the effective date of this Plan shall be granted subject to ratification of this Plan by the shareholders of the Company at such duly convened meeting, and if shareholder ratification is not obtained at such meeting, each and every option granted under this Plan shall be null and void and shall convey no rights to the holder thereof and all payroll deductions will be refunded promptly, without interest.

       Approved by the Corporation's Board of Directors in its original form as of September 22, 1993.

       Approved by the Corporation's Shareholders as of February 16, 1994.

       Amended and Restated by the Compensation Committee and full Board of Directors of the Corporation as of May 31, 1995.


                            Seattle FilmWorks, Inc.



                            By  //s// Gary R. Christophersen 8-7-95
                                ---------------------------- ------
                                Gary R. Christophersen, President

                                   EXHIBIT A
                                   ---------

                            SEATTLE FILMWORKS, INC.
                       1993 EMPLOYEE STOCK PURCHASE PLAN

                            SUBSCRIPTION AGREEMENT


______ Original Application   Enrollment Date:  __________
______ Change in Payroll Deduction Rate
______ Change of Beneficiary(ies)

  (a)  ______________________________ hereby elects to participate in the
       Seattle FilmWorks, Inc. 1993 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

  (b) I hereby authorize payroll deductions from each paycheck in the amount of _____% of my Compensation on each payday during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

  (c) I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

  (d) I have received a copy of the complete memorandum to participants summarizing the "Amended and Restated Seattle FilmWorks, Inc. 1993 Employee Stock Purchase Plan." I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan.

  (e) Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse only):
       ________________________________
       ___________________________________________________________.

  (f) I understand that if I dispose of any shares received by me pursuant to the Plan within two years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the Fair Market Value of the shares at the time such shares were delivered to me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days
                --------------------------------------------------------------
       after the date of any disposition of my shares
       ----------------------------------------------
       and I will make adequate provision for Federal, state or other tax
       ------------------------------------------------------------------
       withholding obligations, if any, which arise upon the disposition of the
       ------------------------------------------------------------------------
       Common Stock. The Company may, but will not be obligated to, withhold
       ------------
       from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me.

  (g) I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

  (h) In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:


NAME[S]: (Please print; attach additional sheets if necessary)

1. ____________________________________________________________
                   (First)          (Middle)          (Last)


____________________________________________________________
Relationship

                                      ______________________________
                                      (Address)

2. ____________________________________________________________
                        (First)          (Middle)          (Last)


____________________________________________________________
Relationship
                                      ______________________________
                                      (Address)

3. ____________________________________________________________
                        (First)          (Middle)          (Last)

____________________________________________________________
Relationship

                                      ______________________________
                                      (Address)

Employee's Social
Security Number:            ______________________________

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.


Dated:  ______________________  ______________________________
                                      Signature of Employee


                                      ______________________________
                                      Spouse's Signature (If beneficiary is
                                      other than spouse)

                                   EXHIBIT B
                                   ---------

                            SEATTLE FILMWORKS, INC.
                       1993 EMPLOYEE STOCK PURCHASE PLAN

                              IRREVOCABLE WAIVER

                                   Recitals
                                   --------

       1. The undersigned participant understands that, pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, officers, directors and owners of more than ten percent (10%) of Seattle FilmWorks, Inc. common stock who participate in the Plan are subject to a six-month holding period under
  Section 16(b) with respect to shares acquired under the Plan.

       2. The Securities and Exchange Commission has stated that a participant in a Section 423 stock purchase plan may use Rule 16b-3(d)(1) to exempt the acquisition of stock under the plan by making an irrevocable election at least six (6) months prior to the transaction date concerning the decision to purchase shares and the decision to withhold a specific dollar amount or percentage of pay.

       3. The undersigned participant understands that if the requirements of Rule 16b-3(d)(1) are satisfied, an acquisition of stock under the Plan would not be considered a "purchase" for purposes of Section 16(b), and if the participant has not otherwise purchased any shares of Seattle FilmWorks, Inc. common stock during the prior six (6) months, such participant would be permitted to sell stock acquired under the Plan within six (6) months after such acquisition.

       4. For the purpose of exempting the acquisition of shares under the Plan pursuant to Rule 16b-3(d)(1), the undersigned participant wishes to execute and deliver this irrevocable waiver on the terms and conditions set forth below.

                              Irrevocable Waiver
                              ------------------

       As a participant in the Seattle FilmWorks, Inc. 1993 Employee Stock Purchase Plan (the "Plan"), I hereby irrevocably waive my rights under the Plan to:

            (a) Withdraw from the Plan, as provided in Section 14.1 of the Plan;

            (b) Discontinue my payroll deductions under the Plan, as provided in Section 14.2 of the Plan; or

            (c) Decrease or increase the rate of my payroll deductions under the Plan, as provided in Section 6.3 of the Plan.

       This waiver shall be effective for a period of not less than six (6) months, beginning on the date of the Company's receipt of this waiver. I understand that this waiver shall not take effect for purposes of Section 16 of the Securities Exchange Act of 1934 with respect to the purchase of shares on any Exercise Date (as that term is defined in the Plan) occurring less than six (6) months after the Company's receipt of this waiver notice. I also understand that I may terminate this waiver by notifying the Controller of the Company in writing, but that such termination shall not take effect with respect to the purchase of shares on any Exercise Date occurring less than six
  (6) months after the Company's receipt of my written notice. I also understand that this waiver shall remain in effect throughout successive purchase periods under the Plan unless terminated by me.

  Dated:  ______________________  ______________________________
                                      Signature of Employee

                                      ______________________________
                                      Name (printed or typed)


                                      ______________________________
                                      Spouse's Signature
                                      (If beneficiary is other than
                                spouse)

                                   EXHIBIT C
                                   ---------

                            SEATTLE FILMWORKS, INC.
                       1993 EMPLOYEE STOCK PURCHASE PLAN

                               WITHDRAWAL NOTICE


      The undersigned participant in the Seattle FilmWorks, Inc. 1993 Employee Stock Purchase Plan (the "Plan") hereby notifies the Company that he or she hereby withdraws from the Plan. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account under the Plan. The undersigned understands and agrees that his or her option for the current Offering Period under the Plan will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement in accordance with the terms of the Plan.

                                Name and Address of Participant:

                                ___________________________________

                                ___________________________________

                                ___________________________________

                                Signature:


                                ___________________________________

                                Date:  ____________________________